SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)     December 22, 2000

             CHELSEA PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12328 (Commission File Number)	22-3251332 (IRS Employer ID Number)

103 Eisenhower Parkway, Roseland, New Jersey                                      07068

(Address of principal executive offices)                                              (Zip Code)

Registrant's Telephone Number, including area code:      (973) 228-6111

Chelsea GCA Realty, Inc.

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Businesses Acquired

               Reference is made to the Combined Statements of Revenues and Certain Expenses for the year ended December 31, 1999 and the nine months ended September 30, 2000 which are attached hereto.

(b)           Pro Forma Financial Information

               Reference is made to the Pro Forma Combining Financial Statements attached hereto.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA PROPERTY GROUP, INC. By: /s/ Michael J. Clarke Name: Michael J. Clarke Title: Senior Vice President and Chief Financial Officer

Dated: January 19, 2001

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Prime Retail Acquired Properties

Year ended December 31, 1999 and nine months ended September 30, 2000 (Unaudited)

Prime Retail Acquired Properties

Combined Statements of Revenues and Certain Expenses

Year ended December 31, 1999 and
nine months ended September 30, 2000 (Unaudited)

Contents

Report of Independent Auditors Financial Statements Combined Statements of Revenues and Certain Expenses Notes to Combined Statements of Revenues and Certain Expenses	1 2 3

Report of Independent Auditors

Board of Directors and Stockholders
Chelsea Property Group, Inc.

We have audited the accompanying combined Statement of Revenues and Certain Expenses of Prime Retail Acquired Properties, as described in Note 1, for the year ended December 31, 1999. The combined Statement of Revenues and Certain Expenses is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the combined Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Chelsea Property Group, Inc.'s Current Report on Form 8-K and is not intended to be a complete presentation of the Prime Retail Acquired Properties' revenues and expenses.

In our opinion, the combined Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Prime Retail Acquired Properties, as described in Note 1, for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Baltimore, Maryland
March 23, 2000,
except for Notes 1 and 5, as to which the date is
December 22, 2000

Prime Retail Acquired Properties

Combined Statements of Revenues and Certain Expenses
(Amounts in Thousands)

                                                       Nine months
                                                     ended September     Year ended
                                                        30, 2000          December
                                                                          31, 1999
                                                    ------------------------------------
                                                       (Unaudited)
Revenues: (Notes 2, 4 and 5)
   Base rents                                         $        21,269  $        27,590
   Percentage rents                                               920            1,482
   Tenant reimbursements                                        7,740           10,935
   Interest and other                                             313            1,341
                                                    ------------------------------------
Total revenues                                                 30,242           41,348
                                                    ------------------------------------

Certain expenses:
   Property operating                                           5,917            8,072
   Real estate taxes                                            2,163            3,204
   Other charges                                                  784              172
                                                    ------------------------------------
Total certain expenses                                          8,864           11,448
                                                    ------------------------------------

Revenues in excess of certain expenses                $        21,378  $        29,900
                                                    ====================================

See accompanying notes.

Prime Retail Acquired Properties

Notes to Combined Statements of Revenues and Certain Expenses
(continued)
(Amounts in Thousands)

1. Organization and Basis of Presentation

The following four outlet centers (the Properties), which were owned and operated by Prime Retail, Inc., a self-administered, self-managed real estate investment trust, are included in the combined statements of revenues and certain expenses:

Name of Property	Location
Prime Outlets at Kittery Prime Outlets at Waterloo Prime Outlets at Gilroy Prime Outlets at Michigan City	York, Maine Waterloo, New York Gilroy, California Michigan City, Indiana

The accompanying combined statements of revenues and certain expenses for the year ended December 31, 1999 and the nine months ended September 30, 2000 (unaudited) were prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Chelsea Property Group, Inc. (the Company), which acquired the Properties on December 22, 2000, in partnership with Fortress Investment Group, LLC. The accompanying combined financial statements are not representative of the actual operations of the Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Properties, have been excluded. Items excluded consist of interest, depreciation and amortization, management fees, payments on a land lease for land purchased by Prime Retail, Inc. subsequent to September 30, 2000, and certain general and administrative expenses.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In the opinion of management of the Properties, the interim financial statement of revenues and certain expenses for the nine months ended September 30, 2000 reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Prime Retail Acquired Properties

Notes to Combined Statements of Revenues and Certain Expenses
(continued)
(Amounts in Thousands)

2. Summary of Significant Accounting Policies

Revenue Recognition

Leases with tenants are accounted for as operating leases. Minimum rental income is recognized on a straightline basis over the term of the lease. Certain lease agreements contain provisions which provide for rents based on a percentage of sales or based on a percentage of sales volume above a specified threshold. These contingent rents are not recognized until the required thresholds are exceeded. In addition, the lease agreements generally provide for the reimbursement of real estate taxes, insurance, advertising and certain common area maintenance costs. These additional rents and tenant reimbursements are accounted for on the accrual basis.

Risks and Uncertainties

The Properties' results of operations are significantly dependent on the overall health of the retail industry. The Properties' tenant base is comprised almost exclusively of merchants in the retail industry. The retail industry is subject to external factors such as inflation, consumer confidence, unemployment rates and consumer tastes and preferences. A decline in the retail industry could reduce merchant sales, which could adversely affect the operating results of the Properties. A number of the merchants occupied space in more than one of the Properties' factory outlet centers; however, no single merchant accounts for more than 10% of the Prime Retail Acquired Properties' revenues.

In addition to traditional sources of risks to retailers and owners of outlet centers, which are mentioned above, the Properties compete for customers with web-based retailers. Because of the newness of competition from web-based retailers, it is difficult to quantify the risk of such competition to the Properties.

Prime Retail Acquired Properties

Notes to Combined Statements of Revenues and Certain Expenses
(continued)
(Amounts in Thousands)

3. Related Party Transactions

The Properties reimbursed Prime Retail, L.P., an affiliate of Prime Retail, Inc. for (i) certain administrative costs, such as accounting and marketing costs, and (ii) operating costs paid on its behalf. During the nine months ended September 30, 2000 and the year ended December 31, 1999, Prime Retail Acquired Properties incurred $546 and $790, respectively, for administrative costs.

4. Lease Agreements

The Prime Retail Acquired Properties are lessors of retail space under operating leases with lease terms that expire from 2000 to 2008. Most leases are renewable for five years at the lessee’s option. Future minimum base rent to be received under noncancelable operating leases in effect at December 31, 1999 was as follows:

         Year ending December 31,
              2000                                     $       23,805
              2001                                             20,539
              2002                                             14,645
              2003                                              9,295
              2004                                              6,612
         Thereafter                                             5,067
                                                     -------------------
                                                       $       79,963
                                                     ===================

5. Legal Proceedings

Prime Retail, Inc. and its affiliates were defendants in a lawsuit filed on August 10, 1999 in the Circuit Court for Baltimore City and removed to U. S. District Court for the District of Maryland (the "U.S. District Court") on August 20, 1999. The plaintiff alleged that Prime Retail, Inc. and its related entities, including certain of the Prime Retail Acquired Properties, overcharged tenants for common area maintenance charges and promotion fund charges. The U.S. District Court dismissed the lawsuit on June 19, 2000. The plaintiff has filed a notice of its appeal from the U.S. District Court's decision. Management believes that Prime Retail, Inc. has acted properly and intends to defend this lawsuit vigorously. Prime Retail, Inc. has indemnified the purchaser of the Properties against any losses related to this lawsuit.

Chelsea Property Group, Inc.
Pro forma Combining Financial Statements
(Unaudited)

The unaudited pro forma condensed balance sheet of the Company as of September 30, 2000 has been prepared as if the Company's purchase of the Prime Retail Acquired Properties ("Acquired Properties") had been consummated on September 30, 2000. The pro forma condensed income statements for the nine months ended September 30, 2000 and for the year ended December 31, 1999 are presented as if the purchase of the Acquired Properties occurred at January 1, 1999 and the effect thereof was carried forward.

The pro forma condensed financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the purchase of the Acquired Properties had occurred at the beginning of the period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. The pro forma condensed financial statements should be read in conjunction with the Company's consolidated financial statements for the year ended December 31, 1999 included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

Chelsea Property Group, Inc.
Pro forma Condensed Combining Statement of Operations
for the Nine Months Ended September 30, 2000
(Unaudited - In thousands, except per share data)

                                                          Chelsea      Acquired           Pro forma    Pro forma
                                                       Property Grp.   Properties          Adjust.     Combined
                                                     ----------------  --------------   -------------  -------------

Revenues:                                                  (a)            (b)               (c)
   Base rent.......................................        $79,726                                       $79,726
   Percentage rent............................               9,812                                         9,812
   Expense reimbursements.....................              29,587                                        29,587
   Other income...............................               7,086                                         7,086
                                                     ----------------  --------------   -------------- -------------
Total revenues................................             126,211                                       126,211
                                                     ----------------  --------------   -------------- -------------

Expenses:
   Interest...................................              17,481                  (c-1)   1,854         19,335
   Operating and maintenance..................              33,132                                        33,132
   Depreciation and amortization..............              31,823                                        31,823
   General, administrative and other..........               4,921                  (c-2)     375          5,296
                                                     ----------------  --------------   -------------- -------------
Total expenses................................              87,357                          2,229         89,586
                                                     ----------------  --------------   -------------- -------------

Net operating income..........................              38,854                         (2,229)        36,625

Income from unconsolidated entities...........               2,644        10,475    (c-3)  (5,799)         7,320
Loss from Chelsea Interactive.................                (805)                                         (805)
                                                     ----------------  --------------   -------------- -------------

Income before minority interest...............              40,693        10,475             (8,028)      43,140

Minority interest.............................             (10,157)                 (c-4)      (426)     (10,583)
                                                     ----------------  --------------   -------------- -------------

Net income....................................               30,536       10,475             (8,454)      32,557

Preferred dividend............................               (3,141)                                      (3,141)
                                                     ----------------  --------------   -------------- -------------

Net income to common shareholders.............              $27,395      $10,475            ($8,454)     $29,416
                                                     ================  ==============   ============== =============

Basic:
Net income per common share...................                $1.72                                        $1.85
Weighted average common shares outstanding....               15,937                                       15,937

Diluted:
Net income per common share...................                $1.70                                        $1.82
Weighted average common shares and
   equivalents outstanding....................               16,130                                       16,130

Notes to Pro forma Combining Statement of Operations:

(a)	Derived from the unaudited financial statements of Chelsea Property Group, Inc. (formerly known as Chelsea GCA Realty, Inc.) for the nine months ended Sept. 30, 2000

(b)	Represents the Company’s 49% interest in Acquired Properties and has been derived from the unaudited Statement of Revenues and Certain Expenses of Prime Retail Acquired Properties for the nine months ended Sept. 30, 2000

(c-1)	To reflect additional interest expense from $32.1 million of borrowings on the bank senior credit facility at an interest rate of 7.7%

(c-2)	To reflect adjustment for additional corporate overhead

(c-3)	To reflect management fee income from 51% third-party ownership of $762 and to reflect adjustment to income from unconsolidated entities for Chelsea’s share of interest on assumed debt of $4,582 and share of depreciation of $1,979 based on purchase price allocation of the Acquired Properties

(c-4)	To adjust minority interest in income

Chelsea Property Group, Inc.
Pro forma Condensed Combining Statement of Operation
for the Year Ended December 31, 1999
(Unaudited - In thousands, except per share data)

                                         Chelsea         Acquired               Pro forma        Pro forma
                                       Property Grp.     Properties               Adjust.         Combined
                                      ---------------- -----------------     ----------------   ---------------

Revenues:                                  (a)               (b)                   (c)
   Base rent.........................      $98,838                                                  $98,838
   Percentage rent...................       15,647                                                   15,647
   Expense reimbursements............       39,748                                                   39,748
   Other income......................        8,693                                                    8,693
                                       --------------- -----------------     ----------------   ---------------
Total revenues.......................      162,926                                                  162,926
                                       --------------- -----------------     ----------------   ---------------

Expenses:
   Interest..........................       24,208                      (c-1)        2,472           26,680
   Operating and maintenance.........       43,771                                                   43,771
   Depreciation and amortization.....       39,716                                                   39,716
   General, administrative and other.        6,981                      (c-2)          500            7,481
                                       --------------- -----------------     ----------------   ---------------
Total expenses.......................      114,676                                   2,972          117,648
                                       --------------- -----------------     ----------------   ---------------

Net operating income.................       48,250                                  (2,972)          45,278

Loss on writedown of assets..........         (694)                                                    (694)
Income from unconsolidated entities..                        14,651     (c-3)       (7,865)           6,786
                                       --------------- -----------------     ----------------   ---------------

Income before minority interest......       47,556           14,651                (10,837)          51,370

Minority interest....................       (9,275)                     (c-4)         (675)          (9,950)
                                       --------------- -----------------     ----------------   ---------------

Net income...........................       38,281           14,651                (11,512)          41,420

Preferred dividend...................       (4,188)                                                  (4,188)
                                       --------------- -----------------     ----------------   ---------------

Net income to common shareholders....      $34,093          $14,651               ($11,512)         $37,232
                                       ===============  ================     ================   ===============

Basic:
Net income per common share..........        $2.17                                                    $2.37
Weighted average common shares
outstanding..........................       15,742                                                   15,742

Diluted:
Net income per common share..........        $2.14                                                    $2.34
Weighted average common shares and
   equivalents outstanding...........       15,908                                                   15,908

Notes to Pro forma Combining Statement of Operations:

(a)	Derived from the audited financial statements of Chelsea Property Group, Inc. (formerly known as Chelsea GCA Realty, Inc.) for the year ended Dec. 31, 1999

(b)	Represents the Company's 49% interest in Acquired Properties and has been derived from the audited Statement of Revenues and Certain Expenses of Prime Retail Acquired Properties for the year ended Dec. 31, 1999

(c-1)	To reflect additional interest expense from $32.1 million of borrowings on the bank senior credit facility at an interest rate of 7.7%

(c-2)	To reflect adjustments for additional corporate overhead

(c-3)	To reflect management fee income from 51% third-party ownership of $1,016 and to reflect adjustment to income from unconsolidated entities for Chelsea’s share of interest on assumed debt of $6,243 and share of depreciation of $2,638 based on purchase price allocation of the Acquired Properties

(c-4)	To adjust minority interest in income

Chelsea Property Group, Inc.
Pro forma Condensed Combining Balance Sheet
As of September 30, 2000
(Unaudited)
(In thousands, except per share data)

                                                            Chelsea               Pro forma        Pro forma
                                                          Property Grp.            Adjust.         Combined

                                                        -----------------      ---------------- -----------------
Assets                                                        (a)                    (b)
Rental properties.....................................
   Land...............................................       $118,177                                $118,177
   Depreciable property...............................        782,802                                 782,802
                                                        -----------------      ---------------- -----------------
Total rental property.................................        900,979                                 900,979
Accumulated depreciation..............................       (165,701)                               (165,701)
                                                        -----------------      ---------------- -----------------
Rental properties, net................................        735,278                                 735,278
Cash and cash equivalents.............................         32,077                                  32,077
Investments in affiliates.............................         47,187    (b-1)        32,100           79,287
Other income..........................................         47,721                                  47,721
                                                        -----------------      ---------------- -----------------
Total assets..........................................       $862,263                $32,100         $894,363
                                                        -----------------      ---------------- -----------------

Liabilities and stockholders' equity
Liabilities:
   Unsecured debt.....................................       $329,536    (b-2)       $32,100         $361,636
   Secured bank debt..................................         84,758                                  84,758
   Other liabilities..................................         78,114                                  78,114
                                                        ----------------       ----------------- ----------------
Total liabilities.....................................        492,408                 32,100          524,508
                                                        -----------------      ---------------- -----------------

Minority interest.....................................        100,779                                 100,779

Stockholders' equity:.................................
   Preferred stock....................................             10                                      10
   Common stock.......................................            159                                     159
   Paid-in-capital....................................        347,970                                 347,970
   Distributions in excess of net income..............        (79,063)                                (79,063)
                                                        -----------------      ---------------- -----------------
Total stockholders' equity............................        269,076                                 269,076
                                                        -----------------      ---------------- -----------------
Total liabilities and stockholders' equity............       $862,263               $32,100          $894,363
                                                        =================      ================ =================

Notes to Pro forma Condensed Combining Balance Sheet:

(a)	Derived from the unaudited financial statements of Chelsea Property Group, Inc. (formerly known as Chelsea GCA Realty, Inc.) as of September 30, 2000

(b-1)	To reflect increase in Investment in affiliates for the 49% joint venture interest in the Acquired Properties

(b-2)	To reflect the increased borrowings on the bank senior credit facility used to acquire the 49% joint venture interest in the Acquired Properties